ExxonMobil
Taking on the world's toughest energy challenges.

2013 Analyst Meeting New York Stock Exchange March 6, 2013 Exhibit 99.2

Cautionary Statement
Forward-Looking Statements. Outlooks, projections, estimates, targets, business plans, and other statements of future events or conditions in this presentation or the subsequent discussion period are forward-looking statements.  Actual future results, including financial and operating performance; demand growth and mix; ExxonMobil’s production growth and mix; the amount and mix of capital expenditures; future distributions; resource additions and recoveries; finding and development costs; project plans, timing, costs, and capacities; efficiency gains; cost efficiencies; integration benefits; product sales and mix; and the impact of technology could differ materially due to a number of factors. These include changes in oil or gas prices or other market conditions affecting the oil, gas, and petrochemical industries; reservoir performance; timely completion of development projects; war and other political or security disturbances; changes in law  or government regulation; the outcome of commercial negotiations; the actions of competitors and customers; unexpected technological developments; the occurrence and duration of economic recessions; unforeseen technical difficulties; and other factors discussed here and under the heading "Factors
Affecting Future Results" in the Investors section of our Web site at
exxonmobil.com.
See also Item 1A of ExxonMobil’s 2012
Form 10-K.  Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
Frequently Used Terms. References to resources, resource base, recoverable resources, and similar terms include quantities of oil and gas that are not yet classified as proved reserves but that we believe will likely be moved into the proved reserves category and produced in the future.  “Proved reserves" in this presentation are presented using the SEC pricing basis in effect for the year presented, except for the calculation of 19 straight years of at least 100-percent replacement; oil sands and equity company reserves are included for all periods. For definitions of, and information regarding, reserves, return on average capital employed, cash flow from operations and asset sales, free cash flow, and other terms used in this presentation, including information required by SEC Regulation G, see the "Frequently Used Terms" posted on the Investors section of our Web site.
The Financial and Operating Review on our Web site also shows ExxonMobil's net interest in specific projects.
The term “project” as used in this presentation does not necessarily have the same meaning as under SEC Rule 13q-1 relating to government payment reporting. For example, a single project for purposes of the rule may encompass numerous properties, agreements, investments, developments, phases, work efforts, activities and components, each of which we may also informally describe herein as a “project.”

Agenda
9 AM Welcome
Corporate Overview
Business Overview
Strategic Overview
Upstream
Downstream and Chemical
Break
Summary
11 AM Q&A
12 PM Meeting Concludes
Rex Tillerson, Chairman and CEO
Mike Dolan, Senior Vice President
David Rosenthal, Vice President, Investor Relations
Rex Tillerson, Chairman and CEO

Chairman and CEO Rex Tillerson Corporate Overview 4

Key Messages
Risk management is fundamental to our business
Continued strong financial and operating results
Major project start-ups drive volume growth for 2013 – 2017
Portfolio of opportunities for long-term profitable growth
ExxonMobil strategy delivers superior returns over the long term

2012 Results
Strong industry safety performance
Rigorous environmental management
Superior financial / operating results
Disciplined capex $39.8B
Unmatched shareholder
distributions* $30.1B
Reserves replacement** 115%
Strong results across key financial and non-financial parameters
* Includes dividends and share purchases to reduce shares outstanding.
** Includes asset sales.

Earnings $44.9B
ROCE 25.4%
Cash flow from operations
and assets sales $63.8B

Risk Management
Management accountability
High standards
Employee and contractor training
Operations Integrity Management
Systems (OIMS)
Risk management is fundamental to our business

Well-developed and clearly-
defined policies and procedures
Rigorously applied systems

0.2
0.1
0.0
Employee
Contractor
U.S. petroleum industry employee benchmark*
U.S. petroleum Industry contractor benchmark*
'08
'09
'10
'11**
'12

ExxonMobil

Safety
Our vision:  Nobody Gets Hurt
Emphasis on personnel and process
safety risk
Committed to continuously improving
safety performance
Lost Time Incident Rate
Incidents per 200K hours
Safety performance improved versus 2011
* 2012 industry data not available.
** XTO included beginning in 2011.

Environmental Performance
Strong environmental management
Improving energy efficiency
Reducing flaring, emissions, releases
Protect Tomorrow. Today.
Hydrocarbon Flaring from
Upstream Oil & Gas Production
Million metric tons
Committed to reducing environmental impact
* XTO included beginning in 2011.

Earnings Excluding Special Items

$B
Upstream
Downstream
Chemical
Total earnings
50
40
30
20
10
0
'08
'09
'10
'11
'12

ExxonMobil

Earnings Earnings of $44.9B in 2012, an increase of 9% over 2011 Strong performance across all business lines Leveraging integration advantages Maximizing value of asset base 10

$/OEB
30
25
20
15
10
5
'08
'09
'10
'11
'12
CVX
XOM
RDS
BP

ExxonMobil

Upstream Earnings per Barrel
Managing the Upstream portfolio to improve earnings per barrel
Current asset mix impacting results
in the short term
Plans in place to maximize value
Disciplined and consistent approach
over the long term
Ongoing portfolio management
Earnings per OEB*
* Competitor data estimated on a consistent basis with ExxonMobil and based on public information.

Percent
30
25
20
15
10
5
0
2012
'08 – '12, average
XOM
CVX
BP
RDS

Return on Capital Employed
ROCE of 25.4% in 2012
Investments position long-term
performance
Disciplined investment through the
business cycle
Strength of integrated portfolio,
project management, and
technology application
Return on Average Capital Employed*
Proven business model continues to deliver ROCE leadership
* Competitor data estimated on a consistent basis with ExxonMobil and based on public information.

140
120
100
80
60
40
20
0
XOM
CVX
BP
RDS

ExxonMobil

Free Cash Flow
Funded attractive investment
opportunities
Generated free cash flow of $138B
since beginning of 2008
Provides capacity for unmatched
shareholder distributions
Total Free Cash Flow*
$B, cumulative ‘08 – ‘12
Superior cash flow provides investment and distribution flexibility
* Competitor data estimated on a consistent basis with ExxonMobil and based on public information.

Shareholder Distributions*

$B, cumulative '08 – '12

160
140
120
100
80
60
40
20
0
Share reductions
Dividends
XOM
CVX
BP
RDS**

ExxonMobil

Total shareholder distributions of
$145 billion
Higher than competitors combined
4.5 billion shares outstanding
Reduced from 7.0 billion post
Exxon-Mobil merger and 5.1 billion
post XTO acquisition
Dividends per share increased 59%
since beginning of 2008
21% per-share increase in 2Q ‘12
30 years of consecutive per-share
dividend increases
Unmatched Shareholder Distributions
Industry-leading shareholder distributions
* Competitor data estimated on a consistent basis with ExxonMobil and based on public information.
** Includes share repurchases related to Scrip Dividend Programme.

35
30
25
20
15
10
5
0
ExxonMobil
Competitor Average**

Distribution Yield
Industry-leading shareholder distributions
Total distribution yield of 29%
since beginning of 2008
Nearest competitor at 23%
Average annual distribution yield
of 7.2%
Competitor average of 4.7%
Maintained strong financial
position
Distribution Yield*
Percent, dividends and share repurchases, ‘08 – ‘12
* Yield based on 2007 year-end market capitalization.
**
RDS, BP, and CVX. Competitor data estimated on a consistent basis with ExxonMobil and based on public information.

130
120
110
100
90
80
XOM
CVX
RDS
BP
'08
'09
'10
'11
'12

Production Growth per Share*
Indexed growth, ‘08 – ‘12
Each share has an interest in 21%
more production volumes
Annualized production growth per
share of 5%
Nearest competitor at about 2%
Reflects benefit of share purchases
Increasing Ownership
Enhanced per-share interest in ExxonMobil production
* Competitor data estimated on a consistent basis with ExxonMobil and based on public information.

12
9
6
3
0
ExxonMobil
Competitor average*
S&P 500
20 Years
10 Years
5 Years

ExxonMobil

Financial results and stock market
returns best viewed over long term
Reflects strong financial and
operating performance
Competitive advantages maximize
shareholder value
Shareholder Returns
$K, value of $1,000 invested (as of YE 2012)
Share Performance
Long-term performance exceeds competitor average and S&P 500
*
RDS, BP, and CVX. Competitor data estimated on a consistent basis with ExxonMobil and based on public information.

Chairman and CEO Rex Tillerson Business Overview 18

Business Environment
Global environment offers a broad mix of challenges and opportunities
Near-term economic growth remains sluggish with risks persisting in the OECD
Developing economies show signs of stabilizing after slowdown in 2012
Significant regulatory initiatives continue while climate policies remain uncertain
Long-term outlook for energy and petrochemical demand remains robust

Energy Demand
Quadrillion BTUs
Average annual growth rate 2010 to 2040
225
200
175
150
125
100
75
50
25
0
0.8%
2040
2010
1.7%
-0.1%
2.4%
1.4%
Oil
Gas
Coal
Nuclear
Other*

ExxonMobil

Energy Demand to 2040
Source:  ExxonMobil 2013 Outlook for Energy
* Other includes hydro, geothermal, biomass, wind, solar, and biofuels.
Mix gradually shifts with oil and
natural gas remaining prominent
Higher oil demand driven by
expanding transportation needs
Strong growth in natural gas led by
power generation needs
Pace of demand growth
moderated by efficiency gains
across the world
Global energy demand expected to grow about 35% by 2040

500
400
300
200
100
0
2000
2020
2040

500
400
300
200
100
0
2000
2020
2040

ExxonMobil

Developing Economies Lead Growth
Source:  ExxonMobil 2013 Outlook for Energy
* OECD: Organization for Economic Co-operation and Development
Asia Pacific demand accounts for close to 60% of global increase

Non-OECD Countries*
Quadrillion BTUs
Biomass
Other
Oil
Nuclear
OECD Countries
Coal
Gas
Quadrillion BTUs

Liquids
MOEBD
120
100
80
60
40
20
0
2010
2025
2040
Other liquids
NGLs
Oil sands
Tight oil
Deepwater
Conventional crude & condensate
Gas
BCFD
720
600
480
360
240
120
0
2010
2025
2040
Rest of World unconventional
North America unconventional
Rest of World conventional
North America conventional

ExxonMobil

Liquids and Gas Supplies Expand and Diversify Source: ExxonMobil 2013 Outlook for Energy Advances in technology enable growth from unconventional resources 22

75
60
45
30
15
0
2000
2020
2040
Other
Natural gas
Fuel oil
Jet fuel
Biodiesel
Diesel
Ethanol
Gasoline

ExxonMobil

Transportation Product Demand
Transportation product mix will
shift as demand rises more than
40%
Demand for diesel driven by
expanding commercial activity
Gasoline demand will be relatively
flat, reflecting fuel economy gains
Diesel will surpass gasoline as the number one transportation fuel
MOEBD
Global Demand
Source:  ExxonMobil 2013 Outlook for Energy

250
200
150
100
50
0
Rest of World
Asia Pacific
2000
2010
2020

ExxonMobil

Global Chemical Demand
Demand growth above GDP’s as
standards of living improve
Two-thirds of growth in Asia
Pacific
Chemicals provide cost and
material attribute advantages
Sources:  IHS Chemical and ExxonMobil estimates
* Chemical demand shown is polyethylene, polypropylene, and paraxylene.
Global Chemical Demand*
Million metric tons
Chemical demand growth driven by Asia Pacific

The Energy Challenge
Meeting the world’s growing energy needs safely and responsibly
Requires an abundance of diverse, reliable, and affordable supplies
Demands a commitment to innovation and technology
Requires access to high-quality resources
Calls for unprecedented levels of investment and expanding trade
Requires sound, stable government policies
Demands effective risk management and operational excellence

Strategic Overview Chairman and CEO Rex Tillerson 26

Key Elements of ExxonMobil Strategy
Best-in-class Upstream, Downstream, and Chemical businesses
Effective risk management, safety, and operational excellence
Integrated business model
Disciplined processes
World-class assets across all business lines
Focus on profitability and returns
Long-term approach

Upstream Chairman and CEO Rex Tillerson 28

Leading Upstream Business
Consistent execution of strategy delivers long-term value
Industry-leading capabilities
Successful track record of
developing best-in-class resources
Positioned for sustained growth
Intense focus on profitability and
differentiation from competition

Leading Deepwater Capability
Identified and captured high-quality acreage
Cost-effective hub and satellite development
Operations practices delivering industry leading reliability
Developing and applying high-impact technologies
Transformed frontier acreage to large-scale production

Angola-operated
gross cumulative
production
Major exploration
discoveries
Design one, build multiple
1995 2000 2005 2010

EM Interest
2012/13 Wildcats
Key Developments
Western
Central
Julia
Thorn
Hadrian
Lucius
Phobos
50 miles

New Developments - Gulf of Mexico
Leading Deepwater Capability
Lucius and Hadrian South projects
progressing toward 2014 start-up
Hadrian North appraisal drilling
Julia project long-lead items on
order; engineering underway
Exploration drilling and seismic
activity ongoing
Marine Well Containment System
delivery in 2013
Applying expertise to 1.7 million acres in the Gulf of Mexico
Maui Maui

1995 2000 2005 2010
Leading LNG Capability
Qatar joint ventures
gross cumulative
production
Developing and applying high-impact technologies
Developing emerging LNG markets
Extending LNG operating experience and project
execution capabilities globally
1st
LNG cargo
Ras Laffan
JV established
Train 1
Ras Gas
Commercialized world’s largest gas field via LNG with Qatar Petroleum
> 5 BOEB
produced
Train 4
Qatargas II

Multiple industry “firsts”
Economies of scale across value chain

New Developments - Papua New Guinea
Leading LNG Capability
High-quality 9 TCF resource
Two-train 6.9 MTA LNG plant
On schedule for start-up in 2014
Adding resource for a potential third
train
Applying global LNG experience and project execution capabilities

1980 1985 1990 1995 2000 2005 2010
Leading Oil Sands / Heavy Oil Capability
Premier portfolio of long-plateau volumes
Enabling technologies improve recoveries and
reduce environmental impact
Developing projects with strong earnings
Cold Lake
gross cumulative
production
High-quality resources and enabling technologies deliver long-term value
> 1 BOEB
produced
Commercial development

Facility start-up 1Q 2013
Proprietary technology
Long-term plateau production
Expansion project execution in
progress ~30% complete
New Developments - Kearl
Leading Oil Sands Capability
Long-life resource begins production

RUSSIA
Arctic Circle
West Siberia
Sakhalin-1
Arkutun -Dagi
Laptev Sea
Kara Sea
Arctic Ocean
Barents Sea
Chukchi Sea
Point Thomson
North Pole
Fram Strait
Prudhoe Bay
Alaskan Beaufort
Canadian Beaufort
Cook Inlet
Mackenzie Delta
Norman Wells
Summit Creek
Newfoundland & Labrador
CANADA
Hibernia
Hebron
Terra Nova

ExxonMobil

Leading Arctic Capability ExxonMobil interest & field program experience Arctic-like conditions Over 90 years of technology innovation in the Arctic 1920 1970s 2002 2012 1969 1997 2005 36 1984

New Developments - Sakhalin and Hebron
Leading Arctic Capability
Sakhalin
Arkutun-Dagi
Chayvo Onshore Expansion start-up
Hebron
Project sanctioned
Develops 700 MBO
Execution under way
Applying proven arctic capabilities to progress additional developments

Gravity-based structure complete
Topsides fabrication in progress
On schedule for 2014 start-up

Leading Unconventional Capability
Unmatched position in unconventional plays in North America
Shale gas
Tight oil
Tight gas
CBM
Tight gas / CBM
Heavy oil /
Oil sands
Shale oil
(incl. liquids rich)
Fayetteville
505K
Woodford
385K
Bakken
585K
San Juan / Raton
445K
Uinta
260K
Piceance
320K
Barnett
230K
Haynesville / Bossier
240K
Horn River
340K
Marcellus / Utica
625K
Cardium
235K
San Joaquin
Valley
150K
Utica
90K
Permian
400K
Eagle Ford
90K
Freestone
320K
Athabasca
720K
Summit Creek
445K
Smackover
215K
Montney / Duvernay
650K

U.S. Liquids-Rich Plays

Drillwell inventory

Ardmore
Permian
Bakken
12,000
8,000
4,000
0
2011
2012

Woodford Ardmore Development Scenario

KOEBD

200
150
100
50
0
Gas
Liquids
2012
2017
2022
2027

ExxonMobil

Woodford Ardmore
Bakken
Permian
Expanding Liquids-Rich Position
Leading Unconventional Capability
Leading position in major plays drives significant liquids growth

> 1.5 BOEB resource potential
Most active unconventional play
Infrastructure build-out progressing
Growing core liquids position
0.9 BOEB resource
Strategic bolt-on acquisition
Leading  producer and acreage holder

Barnett

Wells drilled / rig / year

30
20
10
0
11.5
13.2
16.0
19.7
21.4
25.1
29.3
'06
'07
'08
'09
'10
'11
'12

ExxonMobil

0
500
1,000
1,500
2,000
0 500 1,000 1,500
Consistent increase in wells per rig
year yields reduction in drilling costs
Continuing to extract value even with
increasing well complexity
Optimized completions yield higher
recoveries
Approach applied to global portfolio
Operational Excellence
Leading Unconventional Capability
Driving down costs and increasing recovery
Completion Optimization - Haynesville
Rate, MCF per 1,000 feet
Time (days on production)
Optimized
Traditional

2013 – 2017 Production growth
Major project start-ups deliver significant volume growth
Continued development of resource
base
Adding 1 MOEBD net by 2017
Significant growth in liquids and
liquids-linked gas

BOEB
90
60
30
0
Heavy oil
Oil sands
Shale gas
Tight gas
Conventional
LNG
Acid / Sour
Arctic
Deepwater
Gas
Liquids
Future
Design
&
Develop
Proved
Type
Commodity
Stage

ExxonMobil

Resource Base
87 BOEB – delivering today, positioning for tomorrow
Large, diverse, and well-balanced
portfolio of assets
25 BOEB proved reserves – current
operations and projects in
construction
27 BOEB – in design and
development stages
35 BOEB – future development
2013 – 2017 Production Growth
Resource Base

Percent
250
200
150
100
50
0
'08
'09
'10
'11
'12

BOEB
Discovered undeveloped
By-the-bit
Production
5
4
3
2
1
0
'08
'09
'10
'11
'12

ExxonMobil

Reserves Replacement & Resource Additions
Proved Reserves Replacement* Annual Resource Additions**
Consistently replacing reserves and adding quality resources
2013 – 2017 Production Growth
* Reserves replacement based on SEC pricing bases and including asset sales, except as noted in the Cautionary Statement.
** Excludes XTO acquisition and the proved portion of discovered undeveloped additions.

Projects Delivering Volume Growth
2013 – 2017 Production Growth
Oil Sands
Kearl
Conventional
Nigeria Satellites
Arctic
Arkutun-Dagi
Deepwater
Angola Satellites
LNG
Papua New Guinea
Conventional
Banyu Urip
LNG
Gorgon Jansz
31 major project start-ups between 2012 and 2017
Conventional
Telok

1.2
1.0
0.8
0.6
0.4
0.2
0.0
Other gas
Liquids-linked gas
Liquids
Hadrian South
Barzan
Papua New Guinea
Gorgon Jansz
Kearl
West Qurna I
Syncrude Sustaining
Kashagan Phase 1
Upper Zakum 750
Usan
Banyu Urip
Cold Lake Expansion - Nabiye
Kizomba Satellites Phase 1
Nigeria Satellites Phase 1
Arkutun-Dagi
'12
'13
'14
'15
'16
'17

ExxonMobil

Major Project Production Outlook
2013 – 2017 Production Growth
Major Project Production Outlook*
Over 1 MOEBD net added by 2017
Portfolio supports long-term growth
MOEBD
Major projects deliver liquids and liquids-linked volume growth
* Excludes impact of future divestments and OPEC quota effects.
Projections based on 2012 average prices ($112/B Brent)

> 90% liquids + liquids-linked
volumes
Two-thirds long-plateau volumes

MOEBD
2.8
2.6
2.4
2.2
2.0
1.8
Liquid MBD
Gas MOEBD
'12
'13
'14
'15
'16
'17

	'12	'13	'14	'15	'16	'17
Total MOEBD	4.2	4.2	4.3	4.5	4.7	4.8

Total Production Outlook*
Upstream Production Outlook
Liquids outlook
Gas outlook
Liquids + liquids-linked outlook:
up 3 – 4% per year
Total production outlook
2013 – 2017 Production Growth
2 – 3% growth per year through 2017 – strong contribution from liquids
* Excludes impact of future divestments and OPEC quota effects.
Projections based on 2012 average prices ($112/B Brent)

2013: up ~2%
2013 – 2017: up ~4% per year
2013: down ~5%
2013 – 2017: up ~1% per year
2013: down ~1%
2013 – 2017: up 2 – 3% per year

Long-Term Growth Opportunities Well positioned for sustained long-term growth Successful exploration results Deep and robust inventory Adding quality acreage in proven and emerging plays 47

New Opportunity Growth
Growth Opportunities
Vietnam
Beaufort
Faroe Islands
Madagascar
Guyana
Ireland
New play tests
Play Type
Kara Sea
Russian Black Sea
Ukraine
Growing global portfolio of high-quality resource opportunities
South Africa
Chukchi Sea
Laptev Sea

New Opportunity Growth
Growth Opportunities
Vietnam
Norway
Abu Dhabi
Beaufort
Romania
Iraq
Tanzania
Nigeria
PNG
Gulf of Mexico
Australia
Angola
Faroe Islands
Madagascar
Guyana
Ireland
New play tests
Play Type
Proven conventional plays
Kara Sea
Russian Black Sea
Ukraine
Growing global portfolio of high-quality resource opportunities
South Africa
Chukchi Sea
Laptev Sea

Vietnam
Indonesia
Norway
Abu Dhabi
Horn River
Alberta tight oil
Athabasca
Beaufort
Summit Creek
Romania
Iraq
Tanzania
Nigeria
PNG
Gulf of Mexico
Australia
Angola
Faroe Islands
Madagascar
Guyana
Ireland
Permian Basin
Woodford
Utica
Argentina
Colombia
New play tests
Unconventional
Play Type
Proven conventional plays
Marcellus
Germany
New Opportunity Growth
Kara Sea
West Siberia
Russian Black Sea
Bakken
China
Ukraine
Growth Opportunities
Growing global portfolio of high-quality resource opportunities
South Africa
Chukchi Sea
Laptev Sea

EM Interest
Discovered Fields
Lead Outlines
Potential Drill Site
Moscow
University
Vikulov
Barents Sea
Kara Sea
1 Million Acres
0
150km

ExxonMobil

Kara Sea
Growth Opportunities
31 million acres in Kara Sea
Completed large field program
Completed definitive agreements
Expect to start drilling in 2014
Significant new exploration position in prospective Arctic

Russia
Kara Sea
Laptev Sea
Barents Sea
East Siberian Sea
Arctic Ocean
Norwegian Sea
Greenland Sea
Chukchi Sea
Beaufort Sea
United States
Greenland
Canada
Labrador Sea
Km

Russian Arctic
Growth Opportunities
Expanding strong partnership between ExxonMobil and Rosneft
SCA licenses
Expanded
SCA licenses
Expansion of Strategic Cooperation
Agreement
Additional 150 million acres
Blocks among most promising
offshore areas globally
Leverages strengths of ExxonMobil
and Rosneft

50km
Romania
Ukraine
Russia
Domino
2000 m
Tuapsinskiy
Skifska
Bulgaria
Neptun Deep
Potential 2013 / 14 Drill Sites
ExxonMobil Interest

ExxonMobil

Black Sea Growth Opportunities Established strong position in emerging new hydrocarbon province 53

Block 2
Block 2
2000 m
3000 m
1000 m
0 12.5 25 50 75 100
Kilometers
N

ExxonMobil

Zafarani-1
Lavani-1
Lavani-2
Zafarani-2
Tanzania
ExxonMobil
interest
Tanzania
Growth Opportunities
Drilled three successful wells in 2012
Appraising Zafarani and Lavani
Continuing exploration activities
Discovered fields in initial
development planning
Bringing industry-leading capability to a new frontier basin

Seismic acquisition
Prospect maturation and drilling

Upstream Summary
Successful track record of
developing best-in-class resources
and projects
Near-term project start-ups deliver
significant volume growth
Continuing to expand differentiating
capabilities
Strong portfolio of opportunities
Intense focus on profitability and
differentiation from competition
Upstream business is well positioned for sustained growth

Senior Vice President Mike Dolan Downstream and Chemical 56

Premier Downstream and Chemical Businesses 57

- Largest global refiner
- Largest manufacturer of lube basestocks
- A leading global chemical company
- Developer of industry-shaping technologies
- Unique-to-industry modeling tools for value maximization
- Most profitable Downstream and Chemical businesses in industry

ExxonMobil

Premier Downstream and Chemical Businesses 58

Premier Downstream and Chemical Businesses
Operational excellence
Industry-leading portfolio
Superior financial performance

Best-in-class operations
Operating flexibility and optimization tools
Technology-enabled, high-value product growth
Balanced suite of pacesetter sites
Disciplined portfolio management and highgrading
Robust pipeline of quality investments
Best-in-class returns
Strong cash generation

Operational Excellence
Strong reliability
Advantaged cost position
Technology leadership
Operational metrics favorable versus competitors

Steam cracker utilizations 1 – 2%
above average
Refining unit costs 10% lower than
average
Aromatics unit energy consumption
20% lower than average

KBD
Major integrated
Refiners
600
300
0
XOM
BP
RDS
CVX
MPC
PSX
HFC
VLO

A leader in mid-continent refining
capacity
ExxonMobil mid-continent refineries
processing ~100% advantaged
crudes
North America Mid-Continent Advantage
Maximizing value via integrated and flexible refining circuit
Mid-Continent* Equity Refining Capacity
Source:  PIRA data, 3Q12
* United States and Canada

Benefiting from North America
unconventional crude growth
Seven-fold earnings increase
since 2010

Volume, indexed
400
300
200
100
0
Light
Heavy
2010
2011
2012

U.S. Gulf Coast Refining Optimization
Flexible integrated circuit capturing
heavy and light crude opportunities
Increasing advantaged crude runs
Well positioned to benefit from
industry logistics enhancements
Advantaged Crude Processing
Maximizing value via integrated and flexible refining circuit

2,000
1,500
1,000
500
0
2007
2008
2009
2010
2011
2012

ExxonMobil

Chemical Optimization – Ethane
17-fold increase in earnings
contribution since 2007
Unmatched capacity to feed U.S.
ethane
Robust capability over wide range
of feed price environments
Feedstock flexibility capitalizes on changing price environment
ExxonMobil U.S. Ethane Earnings Contribution
Earnings, indexed

Proprietary technology
Integration

250
200
150
100
50
0
2002
2004
2006
2008
2010
2012
Mobil 1

Industry leader in basestocks and
synthetic lubricants
Pioneered synthetic lubricant
technology with premier Mobil 1
Doubled high-value synthetic lubes
sales in the last decade
High-Value Product Growth
Continual pursuit of high-value growth
Mobil 1 Sales
Volume, indexed

Faster than industry growth rate

300
200
100
0
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12

ExxonMobil

Premium Chemical Products
Maximizing high-value specialties
Differentiating commodities
through technology
Tripled earnings over the last
decade
High-value product portfolio drives earnings
Premium Product Earnings
3-year moving average, indexed

Premium margins
Faster growth than industry

Downstream/Chemical manufacturing assets

ExxonMobil

Poised to Capture Growth 66

Maximizing shareholder value through disciplined asset management

Downstream + Chemical
Global Asset Sales and Restructuring
(2003 - 2012)

Ref. / Chem. Plants	35
Pipeline Miles	6.5 k
Terminals	193
Retail Stations	22 k
Proceeds	$21B

ExxonMobil

Strengthening the Portfolio 67

Investing for Growth Finland Lube Blending Downstream Manufacturing Singapore Hydrotreater 68

Investing for Growth Finland Lube Blending Downstream Manufacturing Singapore Parallel Train Saudi Elastomers Baytown Cracker Chemical Manufacturing Singapore Hydrotreater 69

45
40
35
30
25
20
15
10
5
ExxonMobil
Competitor range*
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12

ExxonMobil

Industry-Leading Returns
Downstream and Chemical businesses outperform across the cycle
Industry-leading financial performance
Operational excellence
Capital discipline
Downstream and Chemical Combined ROCE
* Competitor data estimated on a consistent basis with ExxonMobil and based on public information. Competitors include BP, RDS, and CVX.
Percent

Best-in-class operations
Flexibility, optimization
High-value product growth
World-class assets
Continual portfolio highgrading

Break 2013 Analyst Meeting 71

Chairman and CEO Rex Tillerson Summary 72

$B
Upstream
Downstream
Chemical
50
40
30
20
10
0
'11
'12
'13
'14 – '17
Average ~$38B/year

ExxonMobil

Investment Plan
Capex by Business Line
Expect to spend average of
about $38 billion per year from
2013 to 2017
Plan to invest approximately
$41 billion in 2013
Committed to investing through the business cycle

Includes $3.1 billion for
Celtic acquisition

ExxonMobil Strengths
Relentless focus on maximizing long-term shareholder value
Strong financial and operating performance
Balanced portfolio
Disciplined investing
High-impact technologies
Operational excellence
Global integration

Key Messages
Risk management is fundamental to our business
Continued strong financial and operating results
Major project start-ups drive volume growth for 2013 – 2017
Portfolio of opportunities for long-term profitable growth
ExxonMobil strategy delivers superior returns over the long term

Q&A 2013 Analyst Meeting 76